UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 13, 2010

THT HEAT TRANSFER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52232	20-5463509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

THT Industrial Park
No.5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People's Republic of China
(Address of principal executive offices)

86-434-3265241
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

In anticipation of the publication on Standard and Poor's Corporation Records in January 2010 by THT Heat Transfer Technology, Inc. (the "Company"), the Company is filing this current report on Form 8-K to disclose its unaudited pro forma condensed combined financial statements for the fiscal year ended December 31, 2008. The unaudited pro forma financial statements give the pro forma effect to the acquisition of Megaway International Holdings Limited (“Megaway”) by the Company, which was consummated on June 30, 2009. Megaway is a British Virgin Islands holding company that owns 100% of the equity interest in Star Wealth International Holdings Limited (“Star Wealth”). Star Wealth is a holding company incorporated in Hong Kong that owns the entire equity interest of Siping City Juyuan Hanyang Plate Heat Exchanger Co. Ltd (“Siping Juyuan”). Siping Juyuan owns 75% of the equity interest in Beijing Juyuan Hanyang Heat Exchange Equipment Co., Ltd. (“Beijing Juyuan”). The Company's principal manufacturing operations in China are conducted through Siping Juyuan and its sales and marketing activities in China are conducted through Siping Juyuan and Beijing Juyuan.

The Company believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of the Company's ongoing business. The Company's unaudited pro forma financial statements are attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

     The following pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

1)	Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

2)	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2008

3)	Unaudited Pro Forma Condensed Combined Statement of Income and Comprehensive Income for the Year Ended December 31, 2008

4)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements for the fiscal year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2010	THT HEAT TRANSFER TECHNOLOGY, INC.

By: /s/ Guohong Zhao
Guohong Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements for the fiscal year ended December 31, 2008.